UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 27, 2005

NORTH PENN BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-51234	20-1882440
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

216 Adams Avenue, Scranton, Pennsylvania	18503-1692
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (570) 344-6113

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On May 27, 2005, Frederick L. Hickman, President and Chief Executive Officer of North Penn Bancorp, Inc. (the “Company”) announced that the Company has completed its offering of common stock in connection with North Penn Bank’s mutual holding company reorganization. The reorganization and minority stock issuance has been conducted pursuant to an Amended and Restated Plan of Reorganization and Minority Stock Issuance, which was approved by North Penn Bank’s depositors on May 4, 2005. Having received final regulatory approvals, the transaction will close on June 1, 2005. The newly issued shares of Company common stock will commence trading on June 2, 2005 on the OTC Bulletin Board under the symbol “NPEN.”

A press release is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH PENN BANCORP, INC.

Dated: May 27, 2005	By:	/s/ Frederick L. Hickman
Frederick L. Hickman President and Chief Executive Officer